U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 10, 2004

COFFEE PACIFICA, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	333-10170-2	46-0466417
(State or other jurisdiction of incorporation or organization)	Commission File No	(IRS Employer Identification Number)

P.O. Box 95012, 8726 Barnard Street, Vancouver, B.C., Canada	V6P 6A6
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (604) 274 8004

(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events

Coffee Pacifica, Inc. issued a New Release dated September 10, 2004 to announce that it has signed a Letter of Intent to acquire Ozark Mountain Coffee Company ("Ozark") based in Ozark Missouri. Ozark is a family owned private company that has been in the coffee roasting and wholesale business in Ozark, Missouri since 1993. Under the terms of the contemplated acquisition, Coffee Pacifica will acquire all the issued and outstanding shares of Ozark in exchange for the shares of Coffee Pacifica to an aggregate maximum consideration of three hundred thousand dollars ($300,000). The acquisition is subject to Coffee Pacifica completing and being satisfied with the due diligence investigation of Ozark. Further details of the proposed transaction are not being disclosed at this time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                                                        COFFEE PACIFICA, INC.

Date:    September 13, 2004                      /s/ Shailen Singh

                                                                       Shailen Singh, President & CEO